SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 25, 2011 (February 18, 2011)
NCI BUILDING SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10943 North Sam Houston Parkway West Houston, Texas	77064
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 897-7788
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
     NCI Building Systems, Inc. (“NCI” or the “Company”) held its Annual Meeting of Stockholders on Friday February 18, 2011 (the “Annual Meeting”). The number of shares present in person and/or by proxy at such meeting was 61,438,800, representing 96% of the 64,001,520 shares of capital stock issued and outstanding on January 11, 2011, which was the record date for the determination of the stockholders entitled to vote at the meeting. At the Annual Meeting, the stockholders of the Company (i) elected Norman C. Chambers, Kathleen J. Affeldt, and Nathan K. Sleeper as Class III directors to serve until the annual meeting of stockholders to be held in 2014, (ii) provided advisory approval of the Company’s compensation philosophy and the compensation of the Company’s named executive officers as disclosed in the proxy statement, (iii) approved on an advisory basis the three-year option for the frequency of the stockholders’ advisory vote to approve the compensation of the Company’s named executive officers, and (iv) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 30, 2011.
     Of the 61,467,056 shares of capital stock of the Company present at the Annual Meeting, in person or by proxy, the following table shows the votes cast for and withheld from each of the nominees for director:

		Votes Cast	Votes Withheld
Nominee		For Nominee	From Nominee	Non Votes
Class III:
Norman C. Chambers	Common	8,913,890	4,614,556	3,864,542
	Preferred	44,045,811	0	0
	Total	52,959,701	4,614,556	3,864,542
Kathleen J. Affeldt	Common	9,472,814	4,055,632	3,864,542
	Preferred	44,045,811	0	0
	Total	53,518,625	4,055,632	3,864,542
Nathan K. Sleeper	Common	4,920,745	8,607,701	3,864,542
	Preferred	44,045,811	0	0
	Total	48,966,556	8,607,701	3,864,542
     In addition to Mr. Chambers, Ms. Affeldt, and Mr. Sleeper, each of the following persons has a term of office as a director of the Company that continues after the Annual Meeting: James G. Berges, Gary Forbes, John J. Holland, Lawrence J. Kremer, George Martinez, and Jonathan Zrebiec.
     The stockholders of the Company approved, on an advisory basis, the compensation philosophy and the compensation of the Company’s named executive officers as disclosed in the proxy statement, by the following vote:

Class	For	Against	Abstain	Non-Votes
Common	2,944,508	9,998,497	585,441	3,864,542
Preferred	44,045,811	0	0	0
Total	46,990,319	9,998,497	585,441	3,864,542
     The stockholders of the Company approved, on an advisory basis, the three-year option for how frequently stockholders’ advisory votes to approve executive compensation of the Company’s named executive officers shall take place by the following vote:

Class	Three-Year Option	Two-Year Option	One-Year Option	Abstain	Non-Votes
Common	3,545,321	121,179	9,275,857	586,088	3,864,542
Preferred	44,045,811	0	0	0	0
Total	47,591,132	121,179	9,275,857	586,088	3,864,542
     The stockholders of the Company ratified appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2011 by the following vote:

Class	For	Against	Abstain	Non-Votes
Common	16,161,840	666,134	565,014	0
Preferred	44,045,811	0	0	0
Total	60,207,651	666,134	565,014	0
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCI BUILDING SYSTEMS, INC.
By:	/s/ Mark E. Johnson
	Name:	Mark E. Johnson
	Title:	Executive Vice President, Chief Financial Officer & Treasurer

February 25, 2011